EXHIBIT 10.9.1
* Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.
AMENDMENT TO
KRISTALOSE AGREEMENT
     This Amendment to Kristalose Agreement (the “Amendment”) is entered into this 3rd day of April, 2008 by and between Inalco S.P.A. (“Inalco Italy”), Inalco Biochemicals, Inc. (“Inalco U.S.”) and Cumberland Pharmaceuticals Inc. (“Cumberland”). Inalco Italy and Inalco U.S. are hereinafter collectively referred to as “Inalco.”
     WHEREAS, Inalco and Cumberland entered into a certain Kristalose Agreement in April 2006 (the “Agreement”); and
     WHEREAS, Inalco and Cumberland desire to amend the Kristalose Agreement in certain respects as set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:
     1. Amendment of Section 4.1. Subsection C. (Third Installment) of Section 4.1 of the Agreement is hereby amended by deleting “Three Million U.S. Dollars ($3,000,000 U.S.), payable upon the third anniversary of the Effective Date of this Agreement” and substituting in lieu thereof “Two Million Seven Hundred Sixty Thousand U.S. Dollars ($2,760,000 U.S.), payable within seven (7) days of the date of this Amendment.”
     2. Amendment of Section 4.2. Section 4.2 (Royalty Payment) is hereby amended by deleting from Subsection B. thereof “[***]” and substituting in lieu thereof “[***]”. Section 4.2 is hereby further amended by deleting from Subsection C. thereof “[***]” and substituting in lieu thereof “[***].”
     3. Amendment of Section 4.3. Effective the date of this Amendment, Section 4.3 (Payment for Product) is hereby amended to reflect a one-time price increase by deleting “[***]” and substituting in lieu thereof “[***]” and by deleting “[***]” and substituting in lieu thereof “[***].”
     4. Capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement.
     5. It is mutually agreed that all covenants, conditions and agreements set forth in the Agreement (as amended hereby) shall remain binding upon the parties and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives effective as of the day and year first written above.

INALCO S.P.A
By:	/s/ Giovanni Cipolletti
	Name:	Giovanni Cipolletti
Its: President

INALCO BIONCHEMICALS, INC.
By:	/s/ Eric Lowe
	Name:	Eric Lowe
Its: President

CUMBERLAND PHARMACEUTICALS INC.
By:	/s/ A.J. Kazimi
	Name:	A.J. Kazimi
Its: Chief Executive Officer

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